UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2017

TIME INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street

New York, NY 10281

(Address of Principal Executive Offices) (Zip Code)

(212) 522-1212

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 26, 2017, Time Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Meredith Corporation, an Iowa corporation (“Parent”), and Gotham Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Parent has agreed to cause Purchaser to commence a tender offer (the “Offer”) for any and all issued and outstanding shares of common stock of the Company (the “Company Common Stock”). In the Offer, and subject to the terms and conditions set forth in the Merger Agreement, each share of Company Common Stock accepted by Purchaser will be exchanged for the right to receive $18.50 in cash, without interest (the “Offer Consideration”). The Offer will be scheduled to expire on the 20th business day following the commencement of the Offer unless extended in accordance with the terms of the Merger Agreement and applicable law.

As soon as practicable following the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”) pursuant to the provisions of Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with no stockholder vote required to consummate the Merger, and the Company will survive as a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, at the effective time of the Merger, by virtue of the Merger, each share of Company Common Stock (other than (i) shares of Company Common Stock that are owned, directly or indirectly, by Parent, the Company (including shares held as treasury stock or otherwise) or Purchaser, (ii) shares of Company Common Stock held by a holder who has not tendered in the Offer and has properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the DGCL, or (iii) shares of Company Common Stock purchased in the Offer) will be automatically converted into the right to receive the Offer Consideration (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the effective time of the Merger, equity awards outstanding under the Company’s equity incentive plans immediately prior to the effective time of the Merger will be treated as follows:

(a)	Each vested option to purchase Company Common Stock (including any such options that vest in connection with the Merger) will be canceled and converted into the right to receive the Merger Consideration in respect of each net share (i.e., the number of shares issuable if each such vested option were net settled for the number of shares determined based on the excess of the Merger Consideration over the per share exercise price for each share subject to the option).

(b)	Each unvested option to purchase Company Common Stock will be assumed and converted automatically into an option to purchase shares of Parent common stock, with the number of shares and the per share exercise price of the option adjusted pursuant to a formula set forth in the Merger Agreement, and will otherwise be subject to the same terms and conditions applicable to the unvested option under the applicable Company equity incentive plan and award agreement, including vesting.

(c)	Each vested Company restricted stock unit (including any such restricted stock units that vest in connection with the Merger) will be canceled in exchange for the Merger Consideration in respect of each share of Company Common Stock subject to such vested restricted stock unit.

(d)	Each unvested Company restricted stock unit will be assumed and converted automatically into a restricted stock unit with respect to a number of shares of Parent common stock determined pursuant to a formula set forth in the Merger Agreement, and will otherwise be subject to the same terms and conditions applicable to such unvested restricted stock unit under the applicable Company equity incentive plan and award agreement, including vesting.

(e)	Each award of performance stock units of the Company granted under the Company’s long-term outperformance incentive program (the “Company OPP PSUs”) will be deemed earned based on the Offer Consideration and will be fully vested and canceled in exchange for the Merger Consideration in respect of each share of Company Common Stock subject to the vested Company OPP PSU Each Company OPP PSU that remains unearned based on the Offer Consideration will be canceled.

(f)	Each vested Company performance stock unit (including any such performance stock units that vest in connection with the Merger), other than the Company OPP PSUs, will be canceled in exchange for the Merger Consideration in respect of each share of Company Common Stock subject to such vested performance stock unit.

(g)	Each unvested Company performance stock unit will be assumed and converted automatically into a performance stock unit with respect to a number of shares of Parent common stock determined pursuant to a formula set forth in the Merger Agreement, and will otherwise be subject to the same terms and conditions applicable to such unvested performance stock unit under the applicable Company equity incentive plan and award agreement, including vesting.

(h)	Each Company deferred stock unit will be canceled in exchange for the Merger Consideration in respect of each share of Company Common Stock subject to such deferred stock unit.

The obligation of Parent and Purchaser to consummate the Offer is subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement, including (i) that the number of shares of Company Common Stock validly tendered in accordance with the terms of the Offer and not validly withdrawn, together with any shares of Company Common Stock owned by Parent and Purchaser or any of their subsidiaries at the time of the expiration of the Offer, must equal at least a majority of the outstanding shares of Company Common Stock, (ii) the absence of certain legal impediments and (iii) the expiration or termination of any applicable waiting period (and extension thereof) under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976. The transaction is not subject to any financing condition. Parent intends to fund the transaction with a combination of cash on hand and committed debt and equity financings.

Each of the Company, Parent and Purchaser has made customary representations and warranties and covenants in the Merger Agreement, including covenants to use their respective reasonable best efforts to effect the transaction, including securing required regulatory approvals. In addition, the Company has agreed to other customary covenants, including, among others, covenants to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the closing of the Merger, and not to solicit alternative transactions or, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.

The Merger Agreement contains termination rights for each of the Company and Parent, including, among others, if the acceptance time for the Offer does not occur on or before May 26, 2018, subject to extension for an additional three-month period in certain circumstances (the “End Date”). Upon termination of the Merger Agreement under specified circumstances, including (i) a termination by the Company to enter into an agreement for an alternative transaction, or (ii) termination by Parent following a change of recommendation by the board of directors of the Company, the Company would be required to pay Parent a termination fee of $65 million (“Company Termination Fee”). Under certain additional circumstances described in the Merger Agreement, the Company must also pay Parent the Company Termination Fee if (x) the Merger Agreement is terminated on the End Date or due to a breach by the Company that caused a condition to the Offer not to be satisfied, (y) a competing acquisition proposal has previously been publicly announced at the time of such termination, and (z) within 12 months following such termination, the Company enters into an agreement for an alternative change of control transaction (which fee is payable upon consummation of an alternative transaction).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger. It is not intended to provide any other factual information about the Company. The representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On November 26, 2017, the Company issued a press release announcing entry into the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act on 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information and Where to Find It

Notice to Investors

This current report on Form 8-K does not constitute an offer to purchase or a solicitation of an offer to sell securities of the Company. The tender offer for the outstanding shares of the Company’s common stock described in this current report on Form 8-K has not yet commenced. At the time the planned tender offer is commenced, Parent and Purchaser will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (“SEC”) and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the planned tender offer. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. Those materials will be made available to the Company’s security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s Web site: www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors and other factors affecting the operation of the Company’s businesses. More detailed information about these factors may be found in filings by the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit

2.1

Agreement and Plan of Merger, dated as of November 26, 2017, by and among Time Inc., Meredith Corporation and Gotham Merger Sub, Inc.

Schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

99.1	Press release issued by Time Inc. on November 26, 2017.

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1

Agreement and Plan of Merger, dated as of November  26, 2017, by and among Time Inc., Meredith Corporation and Gotham Merger Sub, Inc.

Schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

99.1	Press release issued by Time Inc. on November 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC. (Registrant)

By:	/s/ Susana D’Emic
Susana D’Emic
Executive Vice President and Chief Financial Officer

Date: November 27, 2017